ING Partners, Inc.

ING Lord Abbett U.S. Government Securities Portfolio and

ING Neuberger Berman Regency Portfolio

Supplement dated January 23, 2008

to the Adviser Class Prospectus and Statement of Additional Information

each dated April 30, 2007

On December 5, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to close to new investments and dissolve the Adviser Class shares of ING Lord Abbett U.S. Government Securities Portfolio and ING Neuberger Berman Regency Portfolio effective December 27, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE